THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT



                  THIS AGREEMENT is made and entered into as of January 12, 1996, by and among La Salsa Holding Co., a Delaware corporation (the "Company"), and the persons and entities listed on Schedule 1 hereto (the "Investors") for the purpose of (i) amending and restating the rights related to registration pursuant to the Securities Act of 1933 (the "Act" ) for the shares of capital stock of the Company purchased by the Investors pursuant to the Original Agreements, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement and the Original Series D Stock Purchase Agreement (as defined below) and (ii) to establish such similar registration rights for the shares of Series D Convertible Preferred Stock purchased pursuant to a Series D Convertible Preferred Stock and Warrant Purchase Agreement (the "New Agreement"), by and between the Company and Casual Dining Ventures, Inc. ("CDV"), to be executed concurrently herewith and shares of Series D Convertible Preferred Stock issuable upon exercise of a warrant purchased by CDV pursuant to the New Agreement (the "CDV Warrant").

                  WHEREAS, in connection with the transactions contemplated under that certain Asset and Stock Purchase and Reorganization Agreement, dated as of February 19, 1992 (the "Asset Purchase Agreement"), the Company, Sienna Limited Partnership I, a California limited partnership ("Sienna"), InterWest Partners IV, a California limited partnership ("InterWest"), Howdy S. Kabrins ("Kabrins"), La Salsa, Inc., a California corporation ("La Salsa"), and Sienna Holdings, Inc., a California corporation, as Nominee ("Nominee"), entered into that certain Series A Preferred and Common Stock Purchase Agreement, dated as of March 4, 1992 (the "First Agreement"), under which the parties were granted certain registration rights related to the capital stock acquired pursuant to the Asset Purchase Agreement and the First Agreement;

                  WHEREAS, Michael E. Kassan ("Kassan") entered into a Series A Preferred and Common Stock Purchase Agreement, dated as of August 26, 1992 by and among Kassan, the Company, Sienna and InterWest (the "Kassan Agreement") which granted Kassan certain registration rights related to the capital stock he acquired under the Kassan Agreement, and such shares were subsequently transferred to Howdy S. Kabrins;

                  WHEREAS, Charles A. Lynch ("Lynch," and collectively with Kabrins, La Salsa, Nominee, Sienna, InterWest and Kassan, the "Original
Investors") entered into a Series A Preferred and Common Stock Purchase Agreement, dated as of August 26, 1992 by and among Lynch, the Company, Sienna and InterWest (the "Lynch Agreement") which granted Lynch certain registration rights related to the capital stock he acquired under the Lynch Agreement;

                  WHEREAS, Sienna and InterWest purchased additional shares of the Company's capital stock pursuant to a Series A Preferred and Common Stock Purchase Agreement, dated as of October 6, 1992 by and among the Company, Sienna and InterWest (the "Second Agreement," and collectively with the First Agreement, Kassan Agreement and Lynch Agreement, the "Original Agreements") which granted registration rights for the shares purchased thereunder identical to the rights granted in the First Agreement;

                  WHEREAS, on May 11, 1993, the Company filed an amendment to its certificate of incorporation which reclassified the capital stock purchased pursuant to the Original Agreements into Series A Convertible Preferred Stock (collectively with the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, the "Convertible Preferred Stock");

                  WHEREAS, the Company, Theodore H. Ashford ("Ashford"), Crown Associates III, L.P., a Delaware limited partnership ("C.A. III"), Crown-Glynn Associates, L.P., a Delaware limited partnership ("Crown-Glynn"), U.S. Trust Company of New York as Trustee for the Crown Trust ("Crown Trust, " and collectively with C.A. III and Crown- Glynn, "Crown"), Bankers Trust Company, as Master Trustee for Hughes Aircraft Retirement Plans ("Hughes"), InterWest, Noro-Moseley Partners II, L.P., a Georgia limited partnership ("Noro-Moseley"), Seidler Salsa, L.P., a Delaware limited partnership ("Seidler"), and Sienna (collectively, the "Series B Investors") entered into that certain Series B Convertible Preferred Stock Purchase Agreement dated as of May 12, 1993 (the "Series B Stock Purchase Agreement"), and in connection therewith entered into a Registration Rights Agreement dated as of May 12, 1993, (the "Registration Rights Agreement"), by and among the Company, the Original Investors, and the Series B Investors, which superseded the registration rights granted in the Original Agreements and granted certain registration rights for the shares purchased under the Series B Stock Purchase Agreement and the Original Agreements;

                  WHEREAS,  the  Company,   Ashford,  C.A.  III,   Noro-Moseley,
Seidler, Hughes, Sienna, Nominee and InterWest (collectively, the "Series C Investors") entered into that certain Series C Convertible Preferred Stock Purchase Agreement dated as of April 1, 1994 (the "Series C Stock Purchase Agreement"), and in connection therewith entered into an Amended and Restated Registration Rights Agreement dated as of April 1, 1994 (the "Amended
Registration Rights Agreement"), by and among the Company, the Original Investors, the Series B Investors and the Series C Investors, which superseded the registration rights granted in the Registration Rights Agreement and granted certain registration rights for the shares purchased under the Original Agreements, the Series B Stock Purchase Agreement and the Series C Stock Purchase Agreement;

                  WHEREAS, the Company, FMA High Yield Income L.P., WSIS Flexible Income Partners L.P., WSIS High Income L.P., Sienna Limited Partnership II, InterWest, Hughes, Noro-Moseley and Ashford (collectively, the "Original Series D Investors") entered into that certain Series D Convertible Preferred Stock Purchase Agreement dated as of March 3, 1995 and March 8, 1995 (the "Original Series D Stock Purchase Agreement"), and in connection therewith entered into a Second Amended and Restated Registration Rights Agreement dated as of March 3, 1995 (the "Second Amended and Restated Registration Rights Agreement"), by and among the Company, the Original Investors, the Series B Investors, the Series C Investors and the Original Series D Investors, which superseded the registration rights granted in the Second Amended and Restated Registration Rights Agreement and granted certain registration rights for the shares purchased under the Original Agreements, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement and the Original Series D Stock Purchase Agreement;

                  WHEREAS, the second Amended and Restated Registration Rights Agreement may be amended and restated with the written consent of each of (i) the Company, (ii) the holders of a majority of the Registrable Securities (as such term is defined in such agreement) and (iii) the holders of greater than sixty-six and two thirds percent (66-2/3%) of the outstanding shares of Series D Convertible Preferred Stock and Series D Notes;

                  WHEREAS, the Company, the holders of a majority of the Registrable Securities and the holders of greater than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Series D Convertible Preferred Stock and Series D Notes; and

                  WHEREAS, the parties hereto desire to amend and restate the Second Amended and Restated Registration Rights Agreement in connection with the sale of additional shares of Series D Convertible Preferred Stock financing of the Company to CDV by executing this Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

                  1. Definitions. For purposes of this Section 1:

                  (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (b) The term "Registrable Securities" means (1) any Common Stock of the Company issued or issuable upon the conversion of the Company's Convertible Preferred Stock, or in the case of the Series D Convertible Preferred Stock, upon the conversion of the convertible senior subordinated notes issuable in redemption of such Series D Convertible Preferred Stock (the "Series D Notes"), issued pursuant to, or issued in exchange for the securities issued pursuant to, the Asset Purchase Agreement, the Original Agreements, the Series B Stock Purchase Agreement, the Series C Stock Purchase Agreement, the Original Series D Stock Purchase Agreement, the New Agreement, the Foothill Warrant or the CDV Warrant, (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities set forth in (1) above excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Agreement are not assigned.

                  (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 8 hereof.

                  (d) The term "Foothill Warrant" means the warrant dated February 20, 1993, issued to Foothill Capital Corporation, initially to purchase 100,000 shares of Common Stock.

                  2. Request for Registration.

                  (a) If the Company shall receive at any time after the date hereof a written request from the Holders of a majority of the Registrable Securities that the Company file a registration statement under the Act, then the Company shall, within ten (10) days of receipt thereof, give written notice in accordance with Section 14(d) of such request to all Holders and shall, subject to the limitations of subsection 2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within sixty (60) days of the receipt of such request (or ninety (90) days in the case of an initial public offering), the registration under the Act of all Registrable Securities that such Holders initiating the registration request hereunder ("Initiating Holders") and any other Holders request to be registered within twenty (20) days of the mailing of such notice by the Company.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in subsection 2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders; provided, however, that if the Company has not selected an underwriter reasonably acceptable to the Initiating Holders within twenty (20) days after the Company's receipt of the request for registration from the
Initiating Holders, then the Initiating Holders may select an underwriter reasonably acceptable to the Company in connection with such registration. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall
(together with the Company as provided in subsection 5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

                  (c) Notwithstanding the foregoing, the Company shall not be obligated to effect more than three registrations, filings and qualifications pursuant to Section 2.

                  (d) CDV shall forfeit one of the demand registrations granted to CDV under Section 3 below for each registration effected under this Section 2 in which shares of Registrable Securities held by CDV are included.

                  3. CDV Request for Registration.

                  (a) If the Company shall receive at any time after three (3) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction under Rule 145 of the Act) a written request from CDV that the Company file a registration statement under the Act, then the Company shall, subject to the limitations of subsection 3(b), effect as soon as practicable, and in any event shall use its best efforts to effect within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities that CDV requests hereunder.

                  (b) If CDV intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 3. The underwriter will be selected by the Company and shall be reasonably acceptable to CDV; provided, however, that if the Company has not selected an underwriter reasonably acceptable to CDV within twenty (20) days after the Company's receipt of the request for registration from CDV, then CDV may select an underwriter reasonably acceptable to the Company in connection with such registration. In such event, the right of CDV to include its Registrable Securities in such registration shall be conditioned upon CDV's participation in such underwriting and the inclusion of CDV's Registrable Securities in the underwriting to the extent provided herein. CDV shall (together with the Company as provided in subsection 5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 3, if the underwriter advises CDV in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included by CDV in the underwriting shall be reduced accordingly; provided, however, that if the number of shares of Registrable Securities that may be included in the underwriting is less than fifty percent (50%) of the number of shares of Registrable Securities requested to be registered by CDV, such registration shall not be treated as effected for purposes of Section 3(c) below.

                  (c) Notwithstanding the foregoing, the Company shall not be obligated to effect more than three registrations, filings and qualifications pursuant to Section 3.

                  4. Company Registration.

                  (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a compensatory Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws). Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 14(d), the Company shall, subject to the provisions of subsection 4(b), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

                  (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 4(a) to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine, in their sole discretion, will not jeopardize the success of the offering by the Company. If: (a) the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds (b) the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by all such selling stockholders).

                  5. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                  (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                  (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                  (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (g) use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  6. Holders to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

                  7.  Expenses  of   Registration.   All  expenses   other  than
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3 and 4, including without limitation all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (which counsel shall be reasonably satisfactory to all selling Holders) shall be borne by the Company.

                  8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law. The Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) unless such settlement includes an unconditional term thereof whereby the claimant or plaintiff gives to the Company a release from all liability with respect to such claim or action, nor shall the Company be liable to any particular Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld) unless such settlement includes an unconditional term thereof whereby the claimant or plaintiff gives to the Holder a release from all liability with respect to such claim or action; provided further, that in no event shall any indemnity under this subsection 8(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified  party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if, and only if, prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

                  (d) The  obligations  of the Company  and  Holders  under this
Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

                  9. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                  10. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant to such holder or prospective holder registration rights.

                  11. "Market Stand-Off" Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company or such nderwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                  (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                  (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

                  (c) such period shall not exceed one hundred eighty (180) days after the effective date of such registration statement.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  12. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of (i) the Company and
(ii) the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

                  13. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Agreement after ten (10) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with an underwritten public offering of the Common Stock of the Company with aggregate proceeds to the Company in excess of $10,000,000.

                  14.      Miscellaneous.

                  (a) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California (without regard to the application of choice of law rules), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party hereto, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

                  (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (d) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. A copy of any notices sent to the Company shall be sent to: Sienna Holdings, One Market, Steuart Street Tower, Suite 2550, San Francisco, CA 94105-1008, Attn: Mr. Daniel L. Skaff; InterWest Partners, 3000 Sand Hill Road, Building 3, Suite 255, Menlo Park, CA 94025, Attn: Mr. Wallace R. Hawley; Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, CA 94303, Attn: Gari L. Cheever, Esq. A copy of any notice sent to Noro- Moseley shall be sent to: Jones, Day, Reavis & Pogue, 3500 One Peachtree Center, 303 Peachtree Street, Atlanta, Georgia 30308-3242, Attn: John
E. Zamer, Esq. All notices and communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery;
(ii) in the case of telex or facsimile transmission, on the date on which the sender receives confirmation by telex or facsimile transmission that such notice was received by the addressee, provided that a copy of such transmission is additionally sent by mail as set forth in (iv) below; (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and (iv) in the case of mailing by first class certified or registered mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.

                  (e) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  (f) Final Terms. This Agreement is the full and complete understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations and understandings, written or oral, including without limitation, the Original Agreements, the Registration Rights Agreement and the Amended Registration Rights Agreement, and the Original Agreements, the Registration Rights Agreement, the Amended Registration Rights Agreement and the Second Amended and Restated Registration Rights Agreement are hereby terminated and shall be of no further force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               LA SALSA HOLDING CO.,
                               a Delaware Corporation


                               By:       /s/ Charles L. Boppell
                               --------------------------------
                                         Charles L. Boppell,
                                         President and Chief Executive Officer

                               Address:          11601 Santa Monica Blvd.
                                                 Los Angeles, California  90025


                               INTERWEST PARTNERS IV,
                               a California Limited Partnership


                               By:      INTERWEST MANAGEMENT PARTNERS IV,
                                        L.P., its General Partner



                               By:       /s/ Wallace R. Hawley
                               -------------------------------
                                         Wallace R. Hawley,
                                         General Partner


                               Address:          3000 Sand Hill Road
                                                 Building 3, Suite 255
                                                 Menlo Park, CA  94025

                                HOWDY S. KABRINS


                                /s/ Howdy S. Kabrins
                                --------------------
                                Address: 2800 Olympic Blvd., Suite 201 Santa Monica, California 90404


                                LA SALSA, INC.,
                                a California corporation



                                By:       /s/ Howdy S. Kabrins
                                ------------------------------
                                          Howdy S. Kabrins,
                                          President

                                Address: 2800 Olympic Blvd., Suite 201 Santa Monica, California 90404

                                CROWN ASSOCIATES III, L.P.,
                                a Delaware Limited Partnership



                               By:       /s/ Margaret S. McNamara
                               ----------------------------------
                                         Margaret S. McNamara
                                         General Partner
                                         Crown Partners III, L.P.

                               Address: 67 East Park Place, 8th Floor Morristown, New Jersey 07960


                               CROWN-GLYNN ASSOCIATES, L.P.,
                               a Delaware Limited Partnership



                               By:       /s/ Margaret S. McNamara
                               ----------------------------------
                                         Margaret S. McNamara
                                         General Partner
                                         Crown-Glynn Partners, L.P.

                               Address: 67 East Park Place, 8th Floor Morristown, New Jersey 07960

                               NUEBERGER & BERMAN AS TRUSTEE FOR THE CROWN TRUST


                               By:         /s/
                               ---------------
                               Name:     (illegible)
                               Title:

                               Address: 605 Third Avenue, 36th Floor New York, New York 10158


                               THEODORE H. ASHFORD



                              /s/ Theodore H. Ashford
                              -----------------------

                              Address: Building B-107 Greenville Center 3801 Kennett Pike
                                                Wilmington, Delaware  19807


                              NORO-MOSELEY PARTNERS II, L.P.
                              a Georgia Limited Partnership

                              By:      Moseley and Company II,
                                       its General Partner



                              By:         /s/ Jack R. Kelly
                              -----------------------------
                              Name:     Jack R. Kelly
                              Title:    General Partner

                              Address:          9 North Parkway Square
                                                4200 Northside Parkway, N.W.
                                                Atlanta, Georgia  30327

                              SEIDLER SALSA, L.P.,
                              a Delaware Limited Partnership

                              By:      THE SEIDLER COMPANY, its General Partner



                              By:       /s/ Peter Seidler
                              ---------------------------
                                        Peter Seidler
                                        President

                              Address: 515 S. Figueroa St., Sixth Floor Los Angeles, California 90071


                              BANKERS TRUST COMPANY AS MASTER
                              TRUSTEE FOR HUGHES AIRCRAFT RETIREMENT
                              PLANS



                              By:         /s/ Brian Gaon
                              --------------------------
                              Name:     Brian Gaon
                              Title:    Attorney-in-Fact

                              Address:          34 Exchange Place
                                                Jersey City, New Jersey  07302


                              CHARLES A. LYNCH



                             /s/ Charles A. Lynch
                             --------------------

                             Address:          96 Ridgeview Drive
                                               Atherton, CA  94027

                             SIENNA LIMITED PARTNERSHIP I
                             a California Limited Partnership

                             By:      SIENNA ASSOCIATES, its General Partner


                             By:       /s/ Daniel L. Skaff
                             -----------------------------
                                       Daniel L. Skaff,
                                       Chairman of the General Partner

                             Address:          One Market
                                               Steuart Street Tower
                                               Suite 2550
                                               San Francisco, CA  94105


                             SIENNA HOLDINGS, INC.
                             a California corporation, as Nominee



                             By:       /s/ Daniel L. Skaff
                             -----------------------------
                                       Daniel L. Skaff,
                                       Chairman

                             Address:          One Market
                                               Steuart Street Tower
                                               Suite 2550
                                               San Francisco, CA  94105

                             SIENNA LIMITED PARTNERSHIP II
                             a California Limited Partnership

                             By:      SIENNA ASSOCIATES, its General Partner



                             By:       /s/ Daniel L. Skaff
                             -----------------------------
                                       Daniel L. Skaff,
                                       Chairman of the General Partner

                             Address:          One Market
                                               Steuart Street Tower
                                               Suite 2550
                                               San Francisco, CA  94105


                             FMA HIGH YIELD INCOME L.P.

                             By:      SCHRODER WERTHEIM INVESTMENT
                                      SERVICES, INC., its general partner


                             By:         /s/ David Gibson
                             ----------------------------
                             Name:     David Gibson
                             Title:    Director

                             Address: 345 N. Maple Drive, Suite 320 Beverly Hills, CA 90210

                             Nominee    (name   in   which    the
                             securities    are    registered   if
                             different than name of Investor):

                             Lewco Securities Corp.
                             Tax I.D. No.:  13-2765944

                             WSIS FLEXIBLE INCOME PARTNERS L.P.

                             By:      SCHRODER WERTHEIM INVESTMENT
                                      SERVICES, INC., its general partner


                             By:         /s/ David Gibson
                             ----------------------------
                             Name:     David Gibson
                             Title:    Director

                             Address: 345 N. Maple Drive, Suite 320 Beverly Hills, CA 90210

                             Nominee    (name   in   which    the
                             securities    are    registered   if
                             different than name of Investor):

                             Lewco Securities Corp.
                             Tax I.D. No.:  13-2765944

                             WSIS HIGH INCOME L.P.

                             By:      SCHRODER WERTHEIM INVESTMENT
                                      SERVICES, INC., its general partner



                             By:         /s/ David Gibson
                             ----------------------------
                             Name:     David Gibson
                             Title:    Director

                             Address: 345 N. Maple Drive, Suite 320 Beverly Hills, CA 90210

                             Nominee    (name   in   which    the
                             securities    are    registered   if
                             different than name of Investor):

                             Lewco Securities Corp.
                             Tax I.D. No.:  13-2765944


                             CASUAL DINING VENTURES, INC.


                             By:         /s/ Charles W. Redepenning, Jr.
                             -------------------------------------------
                             Name:     Charles W. Redepenning, Jr.
                             Title:    Senior Vice President

                             Address:          One Corporate Place
                                               55 Ferncroft Road
                                               Danvers, MA  01923

                             DONALD BENJAMIN



                             /s/ Donald Benjamin
                             -------------------


                             FRANK HOLDRAKER



                             /s/ Frank Holdraker
                             -------------------


                             VICKI TANNER




                             --------------------


                             RONALD D. WEINSTOCK INC.



                             /s/ Ronald D. Weinstock Inc.
                             ----------------------------
                             Ronald D. Weinstock, President

                                   SCHEDULE 1

FMA High Yield Income L.P.

WSIS Flexible Income Partners L.P.

WSIS High Income L.P.

Howdy S. Kabrins

La Salsa, Inc.

Crown Associates III, L.P.

Crown-Glynn Associates, L.P.

Nueberger & Berman as Trustee for the Crown Trust

Theodore H. Ashford

Noro-Moseley Partners II, L.P.

Seidler Salsa, L.P.

Bankers Trust Company as Master Trustee for Hughes Aircraft Retirement Plans

Charles A. Lynch

Sienna Limited Partnership I

Sienna Limited Partnership II

Sienna Holdings, Inc., as Nominee

InterWest Partners IV

Donald Benjamin

Vicki Tanner

Ronald D. Weinstock Inc.

Frank Holdraker

Casual Dining Ventures, Inc.